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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of report (Date of earliest event reported): September 7, 2005

                           --------------------------


                            ARROW INTERNATIONAL, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


           Pennsylvania              0-20212                  23-1969991
--------------------------------  --------------            --------------
  (State or Other Jurisdiction     (Commission             (I.R.S. Employer
       of Incorporation)           File Number)           Identification No.)


   2400 Bernville Road, Reading, Pennsylvania                    19605
------------------------------------------------       -------------------------
    (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (610) 378-0131
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                            ARROW INTERNATIONAL, INC.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On September 8, 2005, Arrow International, Inc. (the "Company" or "Arrow") issued a press release announcing the election by its Board of Directors of Ms. Anna M. Seal as a director of the Company on September 7, 2005. Ms. Seal will serve for an initial term expiring in 2007. As of the date of this report, the Company's Board of Directors had not yet determined the committee or committees of the Board to which Ms. Seal will be named. This information will be provided through an amendment to this report after it is determined. The full text of the Company's press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Prior to her election to Arrow's Board, Ms. Seal was not affiliated with Arrow in any capacity. There are no arrangements or understandings between Ms. Seal and any other person pursuant to which she was selected as a director nor are there any transactions in which Ms. Seal has an interest requiring disclosure under Item 404(a) of Regulation S-K.


Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits.

Exhibit
Number                         Description
------                         -----------
99.1 Press release dated September 8, 2005 announcing the election of Ms. Anna M. Seal to the Company's Board of Directors.









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                            ARROW INTERNATIONAL, INC.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ARROW INTERNATIONAL, INC.




Date: September 9, 2005                 By:     /s/ Frederick J. Hirt
                                                --------------------------------
                                                Frederick J. Hirt
                                                Chief Financial Officer and
                                                Senior Vice President-Finance
                                                (Principal Financial Officer and
                                                Chief Accounting Officer)









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                                  EXHIBIT INDEX


EXHIBIT       DESCRIPTION
NUMBER        OF EXHIBIT                                    METHOD OF FILING
------        ----------                                    ----------------

99.1          Press release dated September 8, 2005        Furnished herewith.
              issued by Arrow International, Inc.











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